UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2011

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement. and Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Cleco Corporation

On October 7, 2011, Cleco Corporation (“Cleco”) amended its existing $200 million revolving credit facility whereby the facility was increased $50 million to $250 million and extended until October 7, 2016, and the cost of the facility was reduced.  The foregoing summary of the amendment to Cleco’s revolving credit facility is qualified in its entirety by reference to the complete text of the amendment, which is attached as Exhibit 10.1 to this report and is incorporated by reference herein.  For a description of Cleco’s revolving credit facility, please see the Current Report on Form 8-K filed by Cleco with the Securities and Exchange Commission on November 30, 2010.

Cleco Power LLC

On October 7, 2011, Cleco Power LLC (“Cleco Power”), a wholly owned subsidiary of Cleco, amended its existing $300 million revolving credit facility whereby the facility was extended until October 7, 2016 and the cost of the facility was reduced.  The foregoing summary of the amendment to Cleco Power’s $300 million revolving credit facility is qualified in its entirety by reference to the complete text of the amendment, which is attached as Exhibit 10.2 to this report and is incorporated by reference herein.  For a description of Cleco Power’s $300 million revolving credit facility, please see the Current Report on Form 8-K filed by Cleco Power with the Securities and Exchange Commission on November 30, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

10.1 First Amendment to Credit Agreement dated as of October 7, 2011 among Cleco Corporation, various financial institutions and JPMorgan Chase Bank, N.A., as administrative agent.
10.2 First Amendment to Credit Agreement dated as of October 7, 2011 among Cleco Power LLC, various financial institutions and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION

Date: October 14, 2011	By: /s/ R. Russell Davis
R. Russell Davis
Vice President of Investor Relations and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO POWER LLC

Date: October 14, 2011	By: /s/ R. Russell Davis
R. Russell Davis
Vice President of Investor Relations and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	First Amendment to Credit Agreement dated as of October 7, 2011 among Cleco Corporation, various financial institutions and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	First Amendment to Credit Agreement dated as of October 7, 2011 among Cleco Power LLC, various financial institutions and JPMorgan Chase Bank, N.A., as administrative agent.